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                                                                    EXHIBIT 23.1
Consent of BDO Seidman, LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated November 16, 2001, relating to the consolidated financial statements and schedules of Multimedia Games, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 2001.

BDO SEIDMAN, LLP

Houston, Texas
October 18, 2002